UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X]

Filed by a Party other than the Registrant [ ]

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[ ] Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

[X ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

AutoFund Servicing, Inc.

Name of the Registrant as Specified In Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

Title of each class of securities to which transaction applies:

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Date Filed:  June 29, 2004

Table of Contents

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS	3
PROXY STATEMENT	4
RECORD DATE AND VOTING SECURITIES	5
INDEPENDENT AUDITORS	5
PROPOSAL I	5
PROPOSAL II	6
PROPOSAL III	7
PROPOSAL IV	7
PROPOSAL V	8
COMPENSATION AND OTHER INFORMATION	9
BOARD MEETINGS, COMMITTEES AND COMPENSATION	10
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10
PROPOSAL VI	11
PROPOSAL VII	12
PROPOSAL VIII OTHER BUSINESS	13
APPENDIX A	14
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS	23

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AutoFund Servicing, Inc.

7550 IH-10 West, 14th Floor

San Antonio, Texas 78229

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on July 14, 2004

To the Shareholders of

AUTOFUND SERVICING, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of AUTOFUND SERVICING, INC.

 (the "Company") will be held at 7550 IH-10 West, 14th Floor, San Antonio, Texas 78229 on Wednesday, July 14, 2004, at 10:00 a.m., local time, for the following purposes:

1.

To vote on the proposal to amend the Company's Articles of Incorporation to effect a change of the Company's name from AUTOFUND SERVICING, INC. to INTREPID HOLDINGS, INC.;

2.

To vote on the proposal to amend the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 50 million to 100 million;

3.

To vote on the proposal to amend the Company's Articles of Incorporation to increase the authorized number of shares of Preferred Stock from 1 million to 5 million;

4.

To vote on the proposal to amend the Company's Articles of Incorporation to effect a one-for-two reverse stock split of the Company's common stock;

5.

To elect three (3) board members to hold office for a period of one year or until their successors are duly elected and qualified;

6.

To vote on the proposal to adopt the revised Bylaws of the Company;

7.

To vote on the proposal to change the business strategy of the Company from a third party collection agency to a holding corporation;

8.

To transact such other business as may properly be brought before the meeting or any adjournment thereof.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached to and made a part of this Notice.

The close of business on June 17, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

You are cordially invited to attend the meeting in person. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Company, in writing, prior to the Annual Meeting of Shareholders, of your desire to revoke your proxy.

By order of the Board of Directors

Jesse L. Whittenton

President

San Antonio, Texas

July 1, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

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AUTOFUND SERVICING, INC.

7550 IH-10 West, 14th Floor

San Antonio, Texas 78229

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on July 14, 2004

This proxy statement and the accompanying form of proxy were mailed on or about July 1, 2004 to the stockholders of record on June 17, 2004 of AUTOFUND SERVICING, INC. (the "Company"), a Nevada corporation, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting to be held at 10:00 a.m., local time, on Wednesday, July 14, 2004, at 7550 IH-10 West, 14th Floor, San Antonio, Texas 78229, and at any adjournment thereof (the "Meeting"). The Company's Annual Report on Form 10-KSB/A for the year ended December 31, 2003 and its Quarterly Report on Form 10-QSB for the three months ended March 31, 2004 are being mailed together with this proxy statement to all stockholders entitled to vote at the Meeting.

Proposals By Stockholders Must

Be Received Pursuant To This Section

Any and all proposals of security holders intended to be presented at the next annual meeting of the Company must be received by the Company at its principal executive offices located at 7550 IH-10 West, 14th Floor, San Antonio, Texas 78229, on or prior to December 31, 2004.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

Shares of the Company's common stock, par value $.001 per share (the "Common Stock") represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR (i) the proposal to amend the Company's Articles of Incorporation to effect a change of the Company's name from AUTOFUND SERVICING, INC. to INTREPID HOLDINGS, INC.; (ii) the proposal to amend the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 50 million to 100 million; (iii) the proposal to amend the Company's Articles of Incorporation to increase the authorized number of shares of Preferred Stock from 1 million to 5 million; (iv) the proposal to amend the Company's Articles of Incorporation to effect a one- for-two reverse stock split of the Company's common stock;  (v) the election of the three (3) persons nominated by the Board of Directors as Directors; (vi) the proposal to adopt the revised Bylaws of the Company and (vii) the proposal to change the business strategy of the Company from the third party collection agency to a holding corporation.  The proxy holders may vote effective proxies as they deem advisable on other matters that may properly come before the Annual Meeting unless contrary instructions are specified in the proxy.

Any such proxy may be revoked at any time before it is voted. A stockholder may revoke this proxy by notifying the Secretary of the Company either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to AutoFund Servicing, Inc., 7550 IH-10 West, 14th Floor, San Antonio, Texas 78229, Attention: Secretary, at or before the taking of the vote at the Annual Meeting on July 14, 2004.  An affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy, at the Annual Meeting and entitled to vote thereon is required to elect the Directors.  To approve Proposals I, II, III, IV, VI and VII an affirmative vote of a majority of the votes cast is required.   A stockholder voting through a proxy who abstains with respect to the election of Directors is considered to be present and entitled to vote on the election of Directors at the meeting, and is in effect a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of Directors shall not be considered present and entitled to vote on the election of Directors.  A stockholder voting through a proxy who abstains with respect to approval of any other matter to come before the meeting is considered to be present and entitled to vote on that matter and is in effect a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any such matter shall not be considered present and entitled to vote thereon.

The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain Directors to solicit proxies from stockholders in person and by mail, telegram, and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Company's Common Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

RECORD DATE; VOTING SECURITIES

The securities entitled to vote at the meeting are the Company's Common Stock, $.001 par value per share.  The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting.  Each share of Common Stock entitles its holder to one vote on each matter submitted to stockholders.  The close of business on June 17, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof.  At that date, 28,480,000 shares of Common Stock were outstanding.  Voting of the shares of Common Stock is on a non-cumulative basis.

INDEPENDENT AUDITORS

Clyde Bailey, P.C., has served as the Company's independent certified public accountant since December 5, 2001 and has been appointed by the Board of Directors to continue as the Company's independent accountant for the fiscal year ending December 31, 2004.  Mr. Bailey is not expected to be present at this annual meeting.

Fees

The following table sets forth the fees billed by the Company's independent auditor for services rendered to the Company during the fiscal years ended December 31, 2003 and 2002:

Fee	Amount Billed for 2003	Amount Billed for 2002
Audit Fees	$14,000
Audit-Related Fees	0
Tax Fees	0
All Other Fees	0

The Board of Directors has advised the Company that in its opinion the non-audit services rendered by Clyde Bailey, P.C. during the two most recent fiscal years are compatible with maintaining its independence.

PROPOSAL I

TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECT A CHANGE OF THE COMPANY'S NAME FROM AUTOFUND SERVICING, INC. TO INTREPID HOLDINGS, INC.

On May 12, 2004, the Board of Directors unanimously approved a proposal to amend the Company's Articles of Incorporation to effect a change of the name of the Company from AUTOFUND SERVICING, INC. to INTREPID HOLDINGS, INC.

The Company believes its name shall be an integral part of its development, in terms or public recognition of its corporate strategy and product development. As the Company is seeking to refocus its corporate direction and identity, it believes that changing its name is a clear step in that direction.

Stockholders will not be required to submit their stock certificates for exchange and, following the effective date of the amendment changing the name of the Company, all new stock certificates issued by the Company will either be overprinted with the Company's new name or new certificates issued.

Effective Date.  If approved by the shareholders, the amendment to the Articles of Incorporation would become effective upon its filing with the Secretary of State of Nevada, which filing is expected to take place shortly after the shareholders approve the amendment.  The complete text of the proposed amendment to the Articles of Incorporation is set forth in Appendix A to this Proxy Statement.

The affirmative vote of the holders of a majority of the shares of the Common Stock issued and outstanding on the record date, voting together as a single class, is required for the approval of this proposal.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL NO. I TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

PROPOSAL II

TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 50 MILLION TO 100 MILLION.

On May 12, 2004, the Board of Directors unanimously approved a proposal to amend the Company's Articles of Incorporation to effect an increase in the authorized number of shares of Common Stock from 50,000,000 to 100,000,000 shares.

The Company desires to aggressively pursue business acquisitions and opportunities, which may include the issuance of additional shares of Common Stock and the expenditure of capital. The Company may require additional capital to sustain operations and for potential acquisitions. The Board of Directors anticipates it will investigate and consider acquisitions, joint venture and similar transactions, which may involve a broad range of financial arrangements. The Board of Directors believes that situations will arise where it is necessary or advantageous to accept additional equity investment through the sale of Common Stock. Additionally, the Board believes that the issuance of shares to effect an acquisition, instead of the payment of the Company's operating revenues, is in the best interests of the Company.

The Company has no current plans, or commitments for the issuance of any Common Stock, except as described herein. However, the Board may consider transactions involving the sale or issuance of Common Stock. Accordingly, the Board of Directors considers it desirable to have additional shares of Common Stock available to provide the Company with increased flexibility in structuring possible future financings and acquisitions and in meeting other corporate needs which may arise.

Effective Date.  If approved by the shareholders, the amendment to the Articles of Incorporation would become effective upon its filing with the Secretary of State of Nevada, which filing is expected to take place shortly after the shareholders approve the amendment.

The affirmative vote of the holders of a majority of the shares of the Common Stock issued and outstanding on the record date, voting together as a single class, is required for the approval of this proposal.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL NO. II TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

PROPOSAL III

TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S PREFERRED STOCK FROM 1 MILLION TO 5 MILLION.

On May 12, 2004, the Board of Directors unanimously approved a proposal to amend the Company's Articles of Incorporation to effect an increase in the authorized number of shares of Preferred Stock from 1,000,000 to 5,000,000 shares.

The Company desires to aggressively pursue business acquisitions and opportunities, which may include the issuance of additional shares of Preferred Stock and the expenditure of capital. The Company may require additional capital to sustain operations and for potential acquisitions. The Board of Directors anticipates it will investigate and consider acquisitions, joint venture and similar transactions, which may involve a broad range of financial arrangements. The Board of Directors believes that situations will arise where it is necessary or advantageous to accept additional equity investment through the sale of Preferred Stock. Additionally, the Board believes that the issuance of shares to effect an acquisition, instead of the payment of the Company's operating revenues, is in the best interests of the Company.

The Company has no current plans, or commitments for the issuance of any Preferred Stock, except as described herein. However, the Board may consider transactions involving the sale or issuance of Preferred Stock. Accordingly, the Board of Directors considers it desirable to have additional shares of Preferred Stock available to provide the Company with increased flexibility in structuring possible future financings and acquisitions and in meeting other corporate needs which may arise.

Effective Date.  If approved by the shareholders, the amendment to the Articles of Incorporation would become effective upon its filing with the Secretary of State of Nevada, which filing is expected to take place shortly after the shareholders approve the amendment.

The affirmative vote of the holders of a majority of the shares of the Common Stock issued and outstanding on the record date, voting together as a single class, is required for the approval of this proposal.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL NO. III TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

PROPOSAL IV

TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECT A ONE-FOR-TWO REVERSE STOCK SPLIT.

On May 12, 2004, the Board of Directors unanimously approved a proposal to reverse-split the Company's Common Stock 1 for 2 (1 new share for every 2 old shares).  All fractional shares will be truncated to the nearest whole shares. No cash will be paid for any fractions of shares.

Reducing present issued and outstanding shares from 28,480,000 shares to 14,240,000 shares will effect the reverse-split. The effective date for purposes of calculating the reverse-split would be as soon as practical after the meeting date as the NASDAQ and the OTC Bulletin Board system could affect the reverse split within its systems. The Company's goal in its change of corporate focus and in its recent acquisition is to build the Company, its assets, profits and overall corporate image.  Currently, the Company's Common Stock is quoted on the OTC Bulletin Board, an electronic quotation system.

The reverse-split will be effected by an amendment to the Company's Articles of Incorporation whereby the Company will reduce its present issued and outstanding shares from 28,480,000 shares to 14,240,000 shares.

Effective Date.  If approved by the shareholders, the amendment to the Articles of Incorporation would become effective upon its filing with the Secretary of State of Nevada, which filing is expected to take place shortly after the shareholders approve the amendment.

The affirmative vote of the holders of a majority of the shares of the Common Stock issued and outstanding on the record date, voting together as a single class, is required for the approval of this proposal.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL NO. IV TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

PROPOSAL V

ELECTION OF DIRECTORS

The Board of Directors currently consists of one member elected for the remainder of a term of one year and until his successors are duly elected and qualified.

The Board of Directors has nominated and recommended that Jesse L. Whittenton, who is currently President / Chief Executive Officer/Secretary and Director, be reelected to hold office until the Annual Meeting of Stockholders to be held in the year 2005 or until his successor has been duly elected and qualified or until his earlier resignation or removal. The Board of Directors has also nominated and recommended that Clifford J. Hagler and Jim Karlak be elected as directors, to hold office until the Annual Meeting of Stockholders to be held in the year 2005 or until their successors have been duly elected and qualified or until their earlier resignation or removal. The Board of Directors knows of no reason why the nominees would be unable or unwilling to serve, but if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below.

The following table sets forth the nominees to be elected at the Meeting, their ages, the positions currently held by the nominees with the Company and the year each nominee's term will expire:

Nominee's Name and Year First Became a Director	Age	Position (s) with the Company	Year Term Will Expire
Jesse L. Whittenton, 2002	50	President / Chief Executive Officer/Secretary and Director	2005
Clifford J. Hagler	51	Director Nominee	2005
Jim Karlak	52	Director Nominee	2005

Jesse L. Whittenton graduated from Rice University in December of 1976 with a Bachelor of commerce degree.  Mr. Whittenton thereafter graduated from the University of Texas School of Law in December of 1979, and was admitted to the Texas Bar in 1980.  From 1993 until March 2000 Mr. Whittenton was a partner of Walker, Bright & Whittenton, P.C. in Austin, Texas.  Mr. Whittenton was one of three managing partners who supervised personnel, budget development and management, project development and objectives, and client development.  Mr. Whittenton specialized in defending municipal and county officials primarily in law enforcement federal civil rights and employment law litigation in Texas, Indiana, Tennessee and Mississippi. From March 2000 until present Mr. Whittenton has been a managing partner of Whittenton & Hurst, L.L.P. in Austin, Texas.  This is a two-attorney firm with five support staff.  Mr. Whittenton is the Director of civil litigation matters, including civil rights defense, labor and employments law defense, defense of tort claims and commercial litigation.

Jim Karlak comes to the company with over 20 years of finance, operations and senior executive experience, most recently as Chief Operating Officer (COO) of Applied Science Fiction.  Mr. Karlak created and implemented operating and financial processes for a young start-up company and led internal operations.  With an annual budget of $30M, 160 employees and as Board Secretary, he directed the company to the creation of sustainable outsourced manufacturing and service operations.  Mr. Karlak successfully raised $13 Million in bridge financing, resulting in a successful acquisition of the company by Eastman Kodak Corporation.  Mr. Karlak began his career with Texas Instruments ("TI") and held a number of key financial positions. Mr. Karlak left TI in 1985 and joined Shared Resource Exchange, Inc. as Chief Financial Officer. In 1991, Mr. Karlak joined Image Data Corporation (IDC) as Vice President of Operations.  Under his leadership, Image Data was sold to E-Systems Corporation which merged with a second medical imaging company purchased earlier by E-Systems and an internal software group to form the new company E-Systems Medical Electronics ("EMED").  Karlak led EMED as President into the high-end hospital imaging network market, as well as military medical applications including systems aboard several aircraft carriers and one stationed in Antarctica.   In 2000, Mr. Karlak, as CEO of DynaTouch Corp., moved the company from one level of growth and management to a higher level.  He developed and launched a new medical product line to augment the existing leadership position as one of the largest providers of kiosk information systems to the federal government.  Mr. Karlak is a graduate of the University of Texas at Austin, where he received a Bachelor of Arts in Economics, with honors.  He received his Masters of Business Administration, also from the University of Texas at Austin, in 1978.

Clifford J. Hagler brings to the company 23 years of experience in the financial services/ insurance industry.   Mr. Hagler is the Co-founder, President and CEO of Aquilan, Inc. a proprietary software company in Austin, Texas.  Mr. Hagler has over 25 years in the software and computer services industries with a primary focus in the life insurance and financial services sectors.  Before joining Aquilan, Mr. Hagler served as Vice President & General Manager for US Operations at Cedar, Inc., a provider of complex data management solutions for the insurance industry.  Prior to Cedar, Mr. Hagler served as Vice President of the Financial Services Division for Computer Sciences Corporation where he held responsibility for life insurance administration systems development and ongoing enhancements.  Mr. Hagler is a frequent presenter at industry seminars and executive meetings and a regular contributor to leading industry publications.

COMPENSATION AND OTHER INFORMATION

CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION SUMMARY

The following table provides certain information concerning the compensation earned by the Company's Chief Executive Officer for services rendered in all capacities to the Company for the fiscal years ended December 31, 2001, December 31, 2002, and December 31, 2003.  No officer, director or employee of the Company (other than those listed in the table below) received in excess of $100,000 in compensation during the fiscal years listed in the table.

Annual Compensation

Name and Principal Position	Year	Salary($)	Bonus($)	All Other Compensation($)
Jesse Whittenton, President, CEO and Director	12/31/03	__	__	__
J. T. Cloud, Former President and CEO	12/31/03	__	__	__
James Haggard President, CEO and Director	12/31/03 12/31/02 12/31/01	__ $24,000 $147,000	__ __ __	__ __ __

The Company does not have any employment agreements with the individuals listed in the table above.

Disclosure With Respect to the Company’s Equity Compensation Plans.  The Company has no equity compensation plans.

Board Meetings, Committees, and Compensation

The Board of Directors did not meet during the fiscal year ended December 31, 2003.  The Company does not pay its Directors for their attendance at meetings of the Board of Directors and committee meetings. The Company does not have standing audit, nominating, nor compensation committees of the Board of Directors, nor any other such committee performing similar functions.  The Company does not have a nominating committee, and the Board believes such a committee is not necessary due to the small size of the Board and the absence to date of any director candidates recommended by shareholders.  Currently, the entire Board participates in the consideration of director nominees.  The Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by stockholders, the minimum qualification of director candidates or the process for identifying and evaluating director nominees.  To date, the Company has not received any director candidates recommended by its stockholders and consequently the Board of Directors has believed that it could appropriately address any such recommendations received without a formal policy.  As the Company does not have an Audit Committee, the Board has not determined whether any of the directors or director nominees are “audit committee financial experts” as such term is defined in Item 401(e) of Regulation S-B.  Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of stockholders, directors are encouraged to attend annual meetings.  One director attended the 2003 annual meeting of stockholders.

Stockholder Communications with the Board of Directors.  Stockholders may communicate with the full Board, or any individual directors, by sending such written communication to the following address:

Corporate Secretary

AutoFund Servicing, Inc.

7550 IH-10 West – 14th Floor

San Antonio, Texas  78229

Any written communications received by the Corporate Secretary will be forwarded to the appropriate directors.

SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of June 17, 2004 with respect to the beneficial ownership of Common Stock held by (i) each person known by the Company to be the owner of 5% or more of the outstanding Common Stock; (ii) by each Director; and (iii) by all Officers and Directors as of the end of the previous year as a group. Each named beneficial owner has sole voting and investment power with respect to the shares of Common Stock listed below:

Title Of Class	Name & Address Of Beneficial Owner	Amount & Nature Of Beneficial Ownership (1)	Percentage of Class (2)
Common Stock	Aegis Fuel Technologies, Inc. 6836 Bee Caves Road Suite 400 Austin, Texas 78746	18,000,000	63.20%
Common Stock	RMS Groups, Inc. 1800 E. Sahara Avenue Suite 107 Las Vegas, NV 89104 (3) (5)	5,040,000	17.70%
Common Stock	Clifford J. Hagler (3)	1,904,000	6.69%
Common Stock	Jesse Whittenton (3)

(1) All of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares.

(2) The "Percentage Beneficially Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum

of the total outstanding shares of Common Stock of the Company.

(3) The address for each of these individuals is c/o AutoFund Servicing, Inc., 7550 IH-10 West, 14th Floor, San Antonio, Texas 78229.

(4)

Mr. Whittenton was the Company's sole director and executive officer as of December 31, 2003.

Certain Relationships and Related Transactions.  None.

Section 16 Beneficial Ownership Reporting Compliance.  Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and changes in ownership of the Company’s Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.  To the Company’s knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 2003, the following Reporting Persons did not file the listed forms:  Aegis Fuel Technologies, Inc. – one Form 3 and one form 5; RMS Groups, Inc. – one form 3 Jesse Whittenton  - one form 3.  The Reporting Persons have informed the Company that the delinquent forms will be filed as soon as possible.

Stockholders Entitled to Vote and Vote Required for Election.  Directors will be elected by a plurality of the votes cast by the holders of all shares of Common Stock entitled to vote at the Annual Meeting.  Abstentions and broker non-votes will be disregarded in the tabulation of votes for the election of Directors.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL NO. V TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

PROPOSAL VI

PROPOSED AMENDED AND RESTATED BYLAWS OF THE COMPANY

On May 12, 2004, the Board of Directors by unanimous vote adopted and recommended for approval by the Company's shareholders revised Bylaws that will, if approved by the shareholders, contain provisions that are consistent with the provisions of the Articles of Incorporation.  The complete text of the proposed Bylaws is set forth in Appendix B to this Proxy Statement.

The affirmative vote of the holders of a majority of the shares of the Common Stock issued and outstanding on the record date, voting together as a single class, is required for the approval of this proposal.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL NO. VI TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

PROPOSAL VII

TO CHANGE THE BUSINESS STRATEGY OF THE COMPANY FROM A THIRD PARTY COLLECTION AND RECOVERY AGENCY TO A HOLDING CORPORATION

This proposal is not required to be submitted for vote, as it meets the requirements of Article III of the Articles of Incorporation filed March 7, 1997, with the state of Nevada.  However, the Board of Directors believes that the shareholders should have the opportunity to vote on this matter.

On May 12, 2004, the Board of Directors unanimously approved a proposal to change the business strategy of the company from a third party collection and recovery agency to a holding corporation.  As a holding corporation the company will hold the stock of other corporations and do every act and thing covered generally by the domination "holding corporation", and annually to direct the operations of their corporations through the ownership of stock therein, to purchase, subscribe for, acquire, own, hold, sell exchange, assign, transfer, create security interests in, pledge or otherwise dispose of shares or voting trust certificates, for shares of the capital stock or any bonds, notes, securities, or evidences of indebtedness, created by state or district or country, nation, or government and also bonds or evidences or indebtedness of the United States or of any state, district, territory, dependency or country or nation, or government and also bonds or evidences or indebtedness of the United States of any state, district, territory, dependency or country or subdivision or municipality thereof, to issue in exchange therefore shares of the capital stock, bonds, notes, or other obligations of the Corporation and while the owner thereof to exercise all the rights, powers, and privileges of ownership including the right to vote on any shares of stock or voting trust certificates so owned; to promote, lend money to, and guarantee the dividends, stocks, bonds, notes, evidences of indebtedness, contracts, or other obligations, of and otherwise aid in any manner which shall be lawful, any corporation or association of which any bonds, stocks, voting trust certificates, or other securities or evidences of indebtedness shall by or for this corporation, or in which, or in the welfare of which, this corporation shall have any interest, and to do any acts and things permitted by law and designed to protect, preserve, improve, or enhance the value of any such bonds, stocks, or other securities of evidences of indebtedness or the property of this corporation.

On May 28, 2004 the Company acquired Aquilan, Inc., a Texas corporation ("Aquilan"), as part of its new business strategy.  AutoFund Servicing, Inc. issued 8,000,000 common shares of its stock for 100% ownership of Aquilan.  The Company estimates the value of this acquisition at $1,200,000.

Aquilan is a company that provides the most effective interdiction software for financial services organizations with complex distribution channels, numerous products, and clients with multiple relationships. The Aquilan Patriot Manager software makes compliance with the USA PATRIOT Act and important new anti-money laundering requirements possible.  USA PATRIOT Act requires financial organizations to establish anti-money laundering programs that detect and report suspicious transactions and ensure compliance with the act.

Aquilan Patriot Manager software is designed to be an integral part of a financial institutions anti-money laundering program by providing proactive, automated interdiction on all transactions involving individuals/entities and all monies into and out of the company.  The application contains checks to detect possible money laundering scenarios as well as situations that do not seem to fit a client's profile.

Aquilan provides industry-leading software to help financial service providers fully comply with rapidly evolving federal regulations. Aquilan's team of industry veterans includes insurance, securities, and banking technology professionals with decades of industry experience. Through established partnerships, the company has direct access to knowledgeable regulatory and legal consultants that provide Aquilan and its customers with immediate notice of relevant regulatory action.

The Company intends to acquire additional companies in the future that would be compatible with its ongoing business strategy.

Effective Date.  If approved by the shareholders, the change of business strategy would become effective immediately after the annual meeting.

The affirmative vote of the holders of a majority of the shares of the Common Stock issued and outstanding on the record date, voting together as a single class, is required for the approval of this proposal.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL NO. VII TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

PROPOSAL VIII

OTHER BUSINESS

As of the date of this proxy statement, the only business that the Board of Directors intends to present and knows that others will present, at the Annual Meeting is that herein above set forth. If any other matter or manners are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such manners in accordance with their judgment.

By Order of the Board of Directors,

Jesse L. Whittenton

President

San Antonio, Texas

July 01, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

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APPENDIX A

AMENDED AND RESTATED

BYLAWS OF

AUTOFUND SERVICING, INC.

(Hereinafter called the "Corporation")

ARTICLE I

OFFICES

Section 1.  Registered Office.  The registered office of the Corporation shall be in the State of Nevada.

Section 2.  Other Offices.  The Corporation may also have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1.  Place of Meeting.  Meetings of the shareholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Nevada, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.  Annual Meetings.  The Annual Meetings of shareholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the shareholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting.  At any annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting in accordance with the Articles of Incorporation.

Section 3.  Special Meetings.  Special Meetings of the shareholders may be called by the Board of Directors, the Chairman of the Board or the President, and at the request of the holders of at least fifty percent (51%) of the stock of the Corporation.  Upon request in writing to the Secretary by any person entitled to call a Special Meeting of the shareholders, the Secretary forthwith shall cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting. At any Special Meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting in accordance with the Articles of Incorporation.

Section 4.  Notice of Meetings.  Written notice of the place, date, and time of all meetings of the shareholders shall be given, not less than ten (10) nor more than ninety (90) days before the date on which the meeting is to be held, to each shareholder entitled to vote at such meeting, except as otherwise provided herein or as required from time to time by the General Corporation Law of Nevada or the Articles of Incorporation.

Section 5.  Quorum: Adjournment.  With respect to any matter, a quorum shall be present at a meeting of shareholders if the holders of a majority of the shares entitled to vote on that matter are represented at the meeting in person or by proxy, unless otherwise provided in the Articles of Incorporation. If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date or time without notice other than announcement at the meeting, until a quorum shall be present or represented.

When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 6.  Organization.  At every meeting of the shareholders, the chairman of the board, if there be one, or in the case of a vacancy in the office or absence of the chairman of the board, one of the following persons present in the order stated shall act as chairman of the meeting: the vice chairman of the board, if there be one, the president, the vice presidents in their order of rank or seniority, a chairman designated by the board of directors or a chairman chosen by the shareholders in the manner provided in Section 5 of this Article II. The secretary, or in his absence, an assistant secretary, or in the absence of the secretary and the assistant secretaries, a person appointed by the chairman of the meeting, shall act as secretary.

Section 7.  Proxies and Voting.  At any meeting of the shareholders, every shareholder entitled to vote may vote in person or by proxy authorized by an instrument in writing filed in accordance with the procedure established for the meeting.

Each shareholder shall have one vote for every share of stock entitled to vote which is registered in his name on the record date for the meeting, except as otherwise provided herein or required by law or the Articles of Incorporation.

All voting, including on the election of directors but exception where otherwise provided herein or required by law or the Articles of Incorporation, may be by a voice vote; provided, however, that upon demand therefore by a shareholder entitled to vote or such shareholder's proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the shareholder or proxy voting and such other information as may be required under the procedure established for the meeting.

All elections of directors shall be determined by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. Except as otherwise required by law or the Articles of Incorporation, all matters other than the election of directors shall be determined by the affirmative vote of the holders of a majority of the shares entitled to vote on that matter and represented in person or by proxy at a meeting of shareholders at which a quorum is present.

Section 8.  Stock List.  A complete list of shareholders entitled to vote at any meeting of shareholders, arranged in alphabetical order for each class of stock and showing the address of each such shareholder and the number of shares registered in such shareholder's name, shall be open to the examination of any such shareholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, at the registered office or principal place of business of the Corporation.

The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such shareholder who is present.  This list shall presumptively determine the identity of the shareholder entitled to vote at the meeting and the number of shares held by each of them.

Section 9.  Inspectors of Election.  In advance of any meeting of shareholders, the Board of Directors may appoint inspectors of election, who need not be shareholders, to act at such meeting or any adjournment thereof.  If inspectors of election are not so appointed, the person presiding at any such meeting may, and on the request of any shareholder entitled to vote at the meeting and before voting begins shall, appoint inspectors of election. The number of inspectors shall be either one or three, as determined, in the case of inspectors appointed upon demand of a shareholder, by the shareholders in the manner provided in Section 5 of this Article II, and otherwise by the Board of Directors or person presiding at the meeting, as the case may be. If any person who is appointed fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting, or at the meeting by the person presiding at the meeting. Each inspector, before entering upon the discharge of his duties, shall take an oath faithfully to execute the duties of inspector at such meeting.

If inspectors of election are appointed as aforesaid, they shall determine from the lists referred to in Section 8 of this Article II the number of shares outstanding, the shares represented at the meeting, the existence of a quorum and the voting power of shares represented at the meeting, determine the authenticity, validity and effect of proxies, receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote or the number of votes which may be cast, count and tabulate all votes or ballots, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all shareholders entitled to vote thereat. If there be three inspectors of election, the decision, act or certificate of two shall be effective in all respects as the decision, act or certificate of the inspectors of election.

Unless waived by vote of the shareholders conducted in the manner which is provided in Section 5 of this Article, the inspectors shall make a report in writing of any challenge or question matter which is determined by them, and execute a sworn certificate of any facts found by them.

ARTICLE III

BOARD OF DIRECTORS

Section 1.  Duties and Powers.  The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Articles of Incorporation or by these Bylaws directed or required to be exercise or done by the shareholders.

Section 2.  Number and Term in Office.  This Section 2 is subject to the provisions in a formal certificate of rights, powers and designations relating to the rights of the holders of one or more series of Preferred Stock or other provisions of the Corporation's Articles of Incorporation. The total number of directors constituting the entire Board of Directors shall be not less than three (3) nor more than nine (9), with the then authorized number of directors being fixed from time to time solely by or pursuant to a resolution passed by the Board of Directors. A director shall hold office until the annual meeting next following the expiration of his term, as provided in the Articles of Incorporation of the Corporation, and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Section 3.  Vacancies.  This Section 3 is subject to the provisions of the Corporation's Articles of Incorporation. Vacancies and newly created directorships resulting from any increase in the authorized member of directors may be filled only by action of a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director.  Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. Any director may resign at any time upon written notice to the Corporation.

Section 4. Nominations of Directors; Election. This Section 4 is subject to the provisions of the Corporation's Articles of Incorporation. Nominations for the election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors, or by any shareholder entitled to vote generally in the election of directors who complies with the procedures set forth in this Section 4. Directors shall be at least 21 years of age and need not be shareholders. Nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.  Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the number of shares of the Corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such persons' written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such shareholder and (ii) the number of shares of the Corporation which are beneficially owned by such shareholder. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Article. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed herein, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Section 5.  Meetings.  The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Nevada.  The first meeting of each newly-elected Board of Directors shall be held immediately following the Annual Meeting of Stockholders and no notice of such meeting shall be necessary to be given the newly-elected directors in order legally to constitute the meeting, provided a quorum shall be present.  Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors.  Annual Meetings of the Board of Directors may be called by the Chairman of the Board, the president or at least two of the directors then in office.  Notice thereof stating the place, date and hour of the meetings shall be given to each director by mail, telephone or telegram not less than seventy-two (72) hours before the date of the meeting. Meetings may be held at any time without notice if all the directors are present or if all those not present waive such notice in accordance with Section 2 of Article VI of these Bylaws.

Section 6.  Quorum.  Except as may be otherwise specifically provided by law, the Articles of Incorporation or these Bylaws, at all meetings of the Board of Directors, a majority of the directors then in office shall constitute a quorum for the transaction of business. The act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 7.  Action of Board Without a Meeting.  Unless otherwise provided by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 8.  Resignations.  Any director of the Corporation may resign at any time by giving written notice to the president or the secretary. Such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 9.  Organization.  At every meeting of the Board of Directors, the Chairman of the Board, if there be one, or, in the case of a vacancy in the office or absence of the Chairman of the Board, one of the following officers present in the order stated shall act as Chairman of the meeting: the president, the vice presidents in their order of rank and seniority, or a chairman chosen by a majority of the directors present. The secretary, or, in his absence, an assistant secretary, or in the absence of the secretary and the assistant secretaries, any person appointed by the Chairman of the meeting shall act as secretary.

Section 10.  Committees.  The Board of Directors may, by resolution passed by a majority of the directors then in office, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, whom may replace any absent or disqualified member at any meeting of any such committee.  In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any committee, to the extent allowed by law and provided in the Bylaws or resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep regular minutes and reports to the Board of Directors when required.

Section 11.  Compensation.  Unless otherwise restricted by the Articles of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 12.  Removal. This Section 12 is subject to the provisions of the Corporation's Articles of Incorporation. Except for such directors, if any, as are elected by the holders of any series of Preferred Stock separately as a class as provided for or fixed pursuant to the provisions of the Articles of Incorporation, any director of the Corporation may be removed from office only for cause and only by the affirmative vote of the holders of not less than fifty-one percent (51%) of the votes which could be cast by holders of all outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, considered for this purpose as one class.

ARTICLE IV

OFFICERS

Section 1.  General.  The officers of the Corporation shall be appointed by the Board of Directors and shall consist of a Chairman of the Board or a President, or both, one or more Vice Presidents, a Treasurer and a Secretary.

The Board of Directors may also choose one or more assistant secretaries and assistant treasurers, and such other officers and agents as the Board of Directors, in its sole and absolute discretion shall deem necessary or appropriate as designated by the Board of Directors from time to time. Any number of offices may be held by the same person, unless the Articles of Incorporation or these Bylaws provide otherwise.

Section 2.  Election; Term of Office.  The Board of Directors at its first meeting held after each Annual Meeting of Stockholders shall elect a Chairman of the Board or a President, or both, one or more Vice Presidents, a Secretary and a Treasurer, and may also elect at that meeting or any other meeting, such other officers and agents as it shall deem necessary or appropriate. Each officer of the Corporation shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors together with the powers and duties which are customarily exercised by such officer; and each officer of the Corporation shall hold office until such officer's successor is elected and qualified or until such officer's earlier resignation or removal.  Any officer may resign at any time upon written notice to the Corporation.  The Board of Directors may at any time, with or without cause, by the affirmative vote of a majority of directors then in office, remove an officer.

Section 3.  Chairman of the Board.  The Chairman of the Board shall preside at all meetings of the shareholders and the Board of Directors and shall have such other duties and powers as may be prescribed by the Board of Directors from time to time.

Section 4.  President.  The President shall be the chief executive officer of the Corporation, if the Chairman of the Board is not so designated, and shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall have and exercise such further powers and duties as may be specifically delegated to or vested in the President from time to time by these Bylaws or the Board of Directors. In the absence of the Chairman of the Board or in the event of his inability or refusal to act, or if the Board has not designated a Chairman, the President shall perform the duties of the Chairman of the Board, and when so acting, shall have all the powers and be subject to all of the restrictions upon the Chairman of the Board.

Section 5.  Vice President.  In the absence of the President or in the event of his inability or refusal to act, the Vice President (or in the event that there be more than one vice president, the vice presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The vice presidents shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe.

Section 6.  Secretary.  The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required.  The Secretary shall give, or cause to be given notice of meetings of the shareholders and Annual Meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President.  If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the shareholders and Annual Meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix same to any instrument requiring it and when so affixed, it may be attested to by the signature of the Secretary or by the signature of any such Assistant Secretary.  The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest to the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

Section 7.  Treasurer.  The Treasurer shall have the custody of the corporate funds and securities and shall keep complete and accurate accounts of all receipts and disbursements of the Corporation, and shall deposit all monies and other valuable effects of the Corporation in its name and to its credit in such banks and other depositories as may be designated from time to time by the Board of Directors. The Treasurer shall disburse the funds of the Corporation, taking proper vouchers and receipts for such disbursements, and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. The Treasurer shall, when and if required by the Board of Directors, give and file with the Corporation a bond, in such form and amount and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of his or her duties as Treasurer. The Treasurer shall have such other powers and perform such other duties as the Board of Directors or the President shall from time to time prescribe.

Section 8.  Other Officers.  Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

Section 9.  Resignations.  Any officer may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the President or the Secretary shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 10.  Removal.  Any officer or agent may be removed, either with or without cause, at any time, by the Board of Directors at any meeting called for that purpose; provided, however, that the Chairman of the Board or President may remove any agent or officer appointed by him.

Section 11.  Vacancies.  Any vacancy among the officers, whether caused by death, resignation, removal or any other cause, shall be filled in the manner, which is prescribed for election or appointment to such office.

ARTICLE V

STOCK

Section 1.  Form of Certificates.  Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chairman of the Board or the President or a Vice President and (ii) by the Treasurer or Secretary of the Corporation, certifying the number of shares owned by such holder in the Corporation.

Section 2.  Signatures.  Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 3.  Lost Certificates.  The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner's legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond or other indemnity in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4.  Transfers.  Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by such person's attorney lawfully constituted in writing and upon the surrender of the certificate therefore, which shall be cancelled before a new certificate shall be issued.

Section 5.  Record Date.  In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive a distribution or share dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix, in advance, a record date, which shall not be more than ninety (90) days and, in the case of a meeting of shareholders, not less than ten (10) days before the date of such meeting or event.  A determination of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 6.  Beneficial Owners.  The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

Section 7.  Voting Securities Owned by the Corporation.  Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, the President, any Vice President or the Secretary and any such officer may, in the name of and on behalf of the Corporation take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

ARTICLE VI

NOTICES

Section 1.  Notice.  Whenever, under the provisions of the laws of Nevada or the Articles of Incorporation or these Bylaws, any notice, request, demand or other communication is required to be or may be given or made to any officer, director, or registered shareholder, it shall not be construed to mean that such notice, request, demand or other communication must be given or made in person, but the same may be given or made by mail, telegraph, cablegram, telex, or telecopy to such officer, director or registered shareholder. Any such notice, request, demand or other communication shall be considered to have been properly given or made, in the case of mail, telegraph or cable, when deposited in the mail or delivered to the appropriate office for telegraph or cable transmission, and in other cases when transmitted by the party giving or making the same, directed to the officer or director at his address as it appears on the records of the Corporation or to a registered shareholder at his address as it appears on the record of shareholders, or, if the shareholder shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, then directed to the shareholder at such other address. Notice to directors may also be given in accordance with Section 5 of Article III hereof.

Whenever, under the provisions of the laws of the State of Nevada or the Articles of Incorporation or these Bylaws, any notice, request, demand or other communication is required to be or may be given or made to the Corporation, it shall also not be construed to mean that such notice, request, demand or other communication must be given or made in person, but the same may be given or made to the Corporation by mail, telegraph, cablegram, telex, or telecopy. Any such notice, request, demand or other communication shall be considered to have been properly given or made, in the case of mail, telegram or cable, when deposited in the mail or delivered to the appropriate office for telegraph or cable transmission.

Section 2.  Waivers of Notice.  Whenever any written notice is required to be given under the provisions of the Articles of Incorporation, these Bylaws or a statute, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any regular or Annual Meeting of the shareholders, directors, or members of a committee of directors need be specified in any written waiver of notice of such meeting.  Attendance of a person, either in person or by proxy at any meeting, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice of such meeting.

ARTICLE VII

GENERAL PROVISIONS

Section 1.  Dividends.  Dividends upon the capital stock of the Corporation, subject to applicable law and the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or Annual Meeting or by any Committee of the Board of Directors having such authority at any meeting thereof, and may be paid in cash, in property, in shares of the capital stock, or in any combination thereof.  Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 2.  Disbursements.  All notes, checks, drafts and orders for the payment of money issued by the Corporation shall be signed in the name of the Corporation by such officers or such other persons as the Board of Directors may from time to time designate.

Section 3.  Corporation Seal.  The corporate seal, if the Corporation shall have a corporate seal, shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Nevada". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE VIII

INDEMNIFICATION

Section 1.  Mandatory Indemnification of Directors and Officers.  Each person who at any time is or was a director or officer of the Corporation, and who was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (a "Proceeding," which shall include any appeal in such a Proceeding, and any inquiry or investigation that could lead to such a Proceeding), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise shall be indemnified by the Corporation to the fullest extent authorized by the General Corporation Law of Nevada as the same exists or may hereafter be amended from time to time (the "GCLN"), or any other applicable law as may from time to time be in effect (but, in the case of any such amendment or enactment, only to the extent that such amendment or law permits the Corporation to provide broader indemnification rights than such law prior to such amendment or enactment permitted the Corporation to provide), against judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses (including court costs and attorneys' fees) actually incurred by such person in connection with such Proceeding.  The Corporation's obligations under this Section 1 include, but are not limited to, the convening of any meeting, and the consideration of any matter thereby, required by statute in order to determine the eligibility of any person for indemnification.  Expenses incurred in defending a Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding to the fullest extent permitted, and only in compliance with, the GCLN or any other applicable laws as may from time to time be in effect.  The Corporation's obligation to indemnify or to prepay expenses under this Section 1 shall arise, and all rights granted hereunder shall vest, at the time of the occurrence of the transaction or event to which such proceeding relates, or at the time that the action or conduct to which such proceeding relates was first taken or engaged in (or omitted to be taken or engaged in), regardless of when such proceeding is first threatened, commenced or completed.  Notwithstanding any other provision of the Articles of Incorporation or these Bylaws, no action taken by the Corporation, either by amendment of the Articles of Incorporation or these Bylaws or otherwise, shall diminish or adversely affect any rights to indemnification or prepayment of expenses granted under this Section 1 which shall have become vested as aforesaid prior to the date that such amendment or other corporate action is taken.

Section 2.  Permissive Indemnification of Employees and Agents.  The rights to indemnification and prepayment of expenses which are conferred to the Corporation's directors and officers by Section 1 of this Article VIII may be conferred upon any employee or agent of the Corporation if, and to the extent, authorized by its Board of Directors.

Section 3.  Indemnity Insurance.  The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the GCLN.  Without limiting the power of the Corporation to procure or maintain any kind of insurance or other arrangement, the Corporation may, for the benefit of persons indemnified by the Corporation (1) create a trust fund, (2) establish any form of self-insurance, (3) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Corporation, or (4) establish a letter of credit, guaranty or surety arrangement.

ARTICLE IX

AMENDMENTS

Except as otherwise specifically stated within an Article to be altered, amended or repealed these Bylaws may be altered, amended or repealed and new Bylaws may be adopted at any meeting of the Board of Directors or of the shareholders, provided notice of the proposed change was given in the notice of the meeting.

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Proxy for Annual Meeting of Shareholders

of

AUTOFUND SERVICING, INC.

This PROXY is solicited by the management of the Company.

The undersigned shareholder of AUTOFUND SERVICING, INC., a Nevada corporation, (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 1, 2004, and hereby appoints Jesse L. Whittenton with full power, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at 7550 IH-10 West, 14th Floor, San Antonio, Texas 78229 on Wednesday, July 14, 2004, at 10:00 a.m., local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO DIRECTION IS GIVEN WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS AND "FOR" THE PROPOSALS IN ITEMS 1, 2, 3,4, 6 AND 7.

 1.

To vote on the proposal to amend the Company's Articles of Incorporation to effect a change of the Company's name from AUTOFUND SERVICING, INC. to INTREPID HOLDINGS, INC.

FOR

AGAINST

ABSTAIN

[  ]

[  ]

[  ]

2.

 To vote on the proposal to amend the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 50 million to 100 million.

FOR

AGAINST

ABSTAIN

[  ]

[  ]

[  ]

3.

To vote on the proposal to amend the Company's Articles of Incorporation to increase the authorized number of shares of Preferred Stock from 1 million to 5 million.

FOR

AGAINST

ABSTAIN

[  ]

[  ]

[  ]

4.

To vote on the proposal to amend the Company's Articles of Incorporation to effect a one-for-two reverse stock split.

FOR

AGAINST

ABSTAIN

[  ]

[  ]

[  ]

5. To elect three (3) members to the Company's Board of Directors to hold office for a period of one year or until their successors are duly elected and qualified.

Nominees: Jesse L. Whittenton, Clifford J. Hagler, Jim Karlak

FOR ALL NOMINEES	WITHHOLD ALL NOMINEES	FOR ALL EXCEPT	TO WITHHOLD A NOMINEE, MARK “FOR ALL EXCEPT” AND WRITE THE NUMBER OF THE NOMINEE (S) BELOW
[ ]	[ ]	[ ]	____________________________

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6. To vote on the proposal to adopt the revised Bylaws of the Company.

FOR

AGAINST

ABSTAIN

[  ]

[  ]

[  ]

7.  To vote on the proposal to change the business strategy of the company from a third party collection and recovery agency to a holding corporation.

FOR

AGAINST

ABSTAIN

[  ]

[  ]

[  ]

(This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name(s) appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Date

Date

Signature 1

Signature 2 (Joint Owner)

Printed Name

Printed Name

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